UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
 (Address of principal executive offices) (Zip code)

Scott L. Barbee
6862 Elm Street, Suite 830, McLean, VA 22101
 (Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

AEGIS Value Fund
Class A (AVFAX)
Class I (AVALX)

SEMI-ANNUAL REPORT
June 30, 2017

Shareholders’ Letter
(Unaudited)
August 8, 2017

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Semi-Annual Report for the six months ended June 30, 2017.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record. We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Performance

			Annualized
							Since	Since
	Three	Year-	One	Three	Five	Ten	I Share	A Share
	Month	to-Date	Year	Year	Year	Year	Inception	Inception
Class I shares
(AVALX) – at NAV
(Inception 5/15/98)	-3.34%	-3.34%	12.87%	-3.32%	7.77%	4.01%	9.50%	N/A
Class A shares
(AVFAX) – at NAV
(Inception 2/26/14)	-3.42%	-3.42%	12.68%	-3.52%	N/A	N/A	N/A	-2.38%
Class A shares
(AVFAX) –
With Load	-7.04%	-7.04%	8.49%	-4.74%	N/A	N/A	N/A	-3.49%
Russell 2000
Value Index	0.67%	0.54%	24.86%	7.02%	13.39%	5.92%	8.23%	7.66%
Russell 2000 Index	2.46%	4.99%	24.60%	7.36%	13.70%	6.92%	7.32%	7.06%
S&P 500 Index	3.09%	9.34%	17.90%	9.61%	14.63%	7.18%	6.16%	10.80%

Performance data quoted represents past performance.  Past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.  The Aegis Value Fund Class I and Class A have an annualized gross expense ratio of 1.50% and 1.76%, respectively per the Fund’s most recent Prospectus. The Aegis Value Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.50%, and 1.75%, respectively.  Please refer to the Fund’s most recent financial highlights table in this Semi-Annual Report, which contains a more recent net expense ratio. Under the waiver, the Advisor has contractually agreed to limit certain fees and/or reimburse certain of the Fund’s expenses through April 30, 2018.  Performance data for the AVFAX shares reflect the Class A maximum sales charge of 3.75%.  Performance data shown for the Class A-at NAV does not reflect the maximum sales charge.  If reflected, total return would be reduced.

Aegis Value Fund	Class I	Class A
Net Assets	$115.5 Million	$0.6 Million
NAV / Share	$16.19	$16.10
Net Expense Ratio*	1.50%	1.75%
Management Fee	1.20%	1.20%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee	None	None
Income & capital gain distributions per share	None	None
__________

*	As reported in the Fund’s Prospectus dated April 30, 2017.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through June 30, 2017, the Fund Class I shares have posted a cumulative gain of 467.27%, compared to a cumulative gain of 353.63% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 286.41%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 213.47%.

From inception of the Aegis Value Fund’s Class A shares on February 26, 2014 through June 30, 2017, the Fund Class A shares have posted a cumulative loss of 7.71% at net asset value, compared to a cumulative gain of 27.97% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 25.59%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 40.87%.

For the six month period ending June 30, 2017, the Fund Class I shares lost 3.34%, underperforming the Russell 2000 Value Index, which increased 0.54%.  The Russell 2000 Index gained 4.99% while the S&P 500 gained 9.34% over the same period.  Fund performance was most positively impacted by investments in Alaska Communications Systems, Universal Stainless & Alloy Products, Dalradian Resources and Amerigo Resources.  Alliance One International, the Fund’s largest holding, declined 25% in the first half of 2017 and was responsible for a significant portion of underperformance versus the benchmark.  Drops in energy related WPX Energy and Parker Drilling were also meaningful detractors from Fund performance, as were declines in paper and forest products investments Resolute Forest Products and Verso Corporation.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the Second Quarter 2017 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Semi-Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities.  Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Investment concentration in a particular sector involves risk of greater volatility and principal loss. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
June 30, 2017
(Unaudited)

Important Note
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and CDSC redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Class A only) and other Fund expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Fund charge no sales load.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 – June 30, 2017, for the Aegis Value Fund Class I and Class A.

Actual expenses
The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes
The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Hypothetical
(5% annual return
		Actual		before expenses)
	Beginning	Ending		Ending
	Account	Account	Expenses	Account	Expenses
	Value	Value(1)	Paid During	Value	Paid During
	1/1/17	6/30/17	Period	6/30/17	Period
Aegis Value Fund – Class A	$1,000.00	$ 965.80	$8.53(2)	$1,024.79	$8.79(2)
Aegis Value Fund – Class I	$1,000.00	$ 966.60	$7.31(3)	$1,024.79	$7.53(3)
__________

(1)
The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 to June 30, 2017 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.75%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2017 – 6/30/2017).
(3)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2017 – 6/30/2017).

Please see performance data disclosure on page 3.

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund – Class A
(assumes investment made on February 26, 2014)

Result of a $1,000,000 Investment in Aegis Value Fund – Class I
(assumes investment made on June 30, 2007)

Aegis Value Fund
Portfolio Characteristics
June 30, 2017
(Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Common Stock			97.4%
Consumer Discretionary		10.0%
Auto Components	0.8%
Hotels, Restaurants & Leisure	0.3%
Household Durables	0.6%
Specialty Retail	2.2%
Textiles, Apparel & Luxury Goods	6.1%
Consumer Staples		9.6%
Tobacco	9.6%
Energy		8.9%
Energy Equipment & Services	4.6%
Oil, Gas & Consumable Fuels	4.3%
Financials		4.5%
Banks	0.0%
Capital Markets	0.3%
Insurance	3.9%
Thrifts & Mortgage Finance	0.3%
Industrials		6.4%
Machinery	2.1%
Trading Companies & Distributors	4.3%
Information Technology		1.9%
Semiconductors & Semiconductor Equipment	1.9%
Materials		49.1%
Construction Materials	1.9%
Copper	2.7%
Diversified Metals & Mining	3.4%
Gold, Silver & Precious Metals & Minerals	22.8%
Mining Services	3.9%
Paper & Forest Products	12.1%
Steel	2.3%
Real Estate		0.0%
Real Estate Management & Development	0.0%
Telecommunication Services		7.0%
Diversified Telecommunication Services	7.0%
Warrants			0.0%
Materials		0.0%
Gold, Silver & Precious Metals & Minerals	0.0%
Other Assets in Excess of Liabilities			2.6%
Total Net Assets			100.0%

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2017
(Unaudited)

	Shares	Value
Common Stocks – 97.4%

Consumer Discretionary – 10.0%
Auto Components – 0.8%
Sypris Solutions, Inc.(1)	600,325	$990,536

Hotels, Restaurants & Leisure – 0.3%
Luby’s, Inc.(1)	116,431	327,171

Household Durables – 0.6%
Natuzzi S.p.A. – SP ADR(1)	243,412	645,042

Specialty Retail – 2.2%
Citi Trends Inc.	121,469	2,577,572

Textiles, Apparel & Luxury Goods – 6.1%
Delta Apparel, Inc.(1)	320,103	7,099,885
Total Consumer Discretionary		11,640,206

Consumer Staples – 9.6%

Tobacco – 9.6%
Alliance One International, Inc.(1)(3)	775,648	11,169,331

Energy – 8.9%

Energy Equipment & Services – 4.6%
Deep Down, Inc.(1)	587,774	593,652
Mitcham Industries, Inc.(1)(3)	829,545	3,301,589
Parker Drilling Co.(1)	1,099,113	1,483,802
		5,379,043
Oil, Gas & Consumable Fuels – 4.3%
Ardmore Shipping Corp	149,640	1,219,566
WPX Energy, Inc.(1)	391,613	3,782,982
		5,002,548
Total Energy		10,381,591

Financials – 4.5%

Banks – 0.0%
Citizens Bancshares Corp.	3,024	29,484

Capital Markets – 0.3%
US Global Investors, Inc. – Class A	246,350	376,916

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2017
(Unaudited)

		Shares	Value
Insurance – 3.9%
Conifer Holdings, Inc.(1)(3)		633,567	$4,530,004

Thrifts & Mortgage Finance – 0.3%
First Federal of Northern Michigan
Bancorp, Inc.		35,640	285,120
Total Financials			5,221,524

Industrials – 6.4%
Machinery – 2.1%
Hardinge, Inc.		197,498	2,452,925

Trading Companies & Distributors – 4.3%
Fly Leasing Ltd. – ADR(1)		367,329	4,940,575
Total Industrials			7,393,500

Information Technology – 1.9%
Semiconductors &
Semiconductor Equipment – 1.9%
Photronics, Inc.(1)		230,391	2,165,675
Materials – 49.1%
Construction Materials – 1.9%
Select Sands Corp(1)(2)	CAD	3,400,000	2,254,781

Copper – 2.7%
Minera Alamos Inc.(1)(2)	CAD	4,359,879	672,406
Nevsun Resources Ltd.		1,003,864	2,419,312
			3,091,718
Diversified Metals & Mining – 3.4%
Amerigo Resources Ltd.(1)(3)		9,417,889	3,902,773

Gold, Silver & Precious
Metals & Minerals – 22.8%
Alacer Gold Corp.(1)		488,679	789,314
Alio Gold Inc.(1)		224,759	1,013,663
AuRico Metals, Inc.(1)		1,658,378	1,442,789
Brio Gold Inc.(1)(2)	CAD	1,491,835	2,875,993
Continental Gold, Inc.(1)(2)	CAD	945,014	2,783,740
Dalradian Resources, Inc.(1)		2,155,078	2,808,515

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2017
(Unaudited)

		Shares	Value
Gold, Silver & Precious
Metals & Minerals – 22.8% (Continued)
Dundee Precious Metals Inc.(1)		2,062,765	$3,832,824
Endeavour Mining Corp.(1)		212,332	3,664,397
GoldQuest Mining Corp.(1)(2)	CAD	2,849,300	834,928
IAMGOLD Corp.(1)		269,223	1,389,191
Leagold Mining Corp.(1)(2)	CAD	609,979	1,110,079
Lion One Metals Ltd.(1)(2)	CAD	2,200,000	1,000,925
Lydian International, Ltd.(1)(2)	CAD	8,545,498	2,372,285
Pershing Gold Corp.(1)		183,578	512,183
Sulliden Mining Capital, Inc.(1)(2)	CAD	401,193	80,437
			26,511,263

Mining Services – 3.9%
Geodrill Ltd.(1)(2)(3)	CAD	2,969,783	4,557,270

Paper & Forest Products – 12.1%
Canfor Pulp Products, Inc.(1)(2)	CAD	49,391	478,371
Interfor Corp.(1)		43,682	625,857
Mercer International, Inc.		307,283	3,533,754
Resolute Forest Products, Inc.(1)		1,433,105	6,305,662
Verso Corp. – Class A(1)		658,996	3,090,691
			14,034,335
Steel – 2.3%
Universal Stainless & Alloy
Products, Inc.(1)		134,781	2,628,229
Total Materials			56,980,369

Real Estate – 0.0%

Real Estate Management & Development – 0.0%
Public Service Properties
Investments Ltd.(1)(2)(5)	GBP	5,582	24,355

Telecommunication Services – 7.0%

Diversified Telecommunication Services – 7.0%
Alaska Communications
Systems Group, Inc.(1)(3)		3,680,748	8,097,646
Total Common Stocks (Cost $117,188,522)			113,074,197

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2017
(Unaudited)

	Shares	Value
Warrants – 0.0%

Materials – 0.0%

Gold, Silver & Precious Metals & Minerals – 0.0%
Lion One Metals Ltd.,
Exercise Price: $1.35,
03/12/2018(2)(4)(5)	2,200,000	$33,930
Total Warrants (Cost $202,005)		33,930
Total Investments – 97.4%
(Cost $117,390,527)		113,108,127
Other Assets in Excess of Liabilities – 2.6%		2,965,400
Net Assets – 100.0%		$116,073,527
__________
Percentages are stated as a percent of net assets.

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company − The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(4)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.
(5)	Level 3 securities.
ADR — American Depositary Receipt
S.p.A — Limited share company
CAD — Canadian Dollar
GBP — British Pound
The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
June 30, 2017
(Unaudited)

Assets
Investments in unaffiliated securities, at value (cost $74,801,254)	$77,549,514
Investments in affiliated securities*, at value (cost $42,589,273)	35,558,613
Total investments in securities, at value (cost $117,390,527)	$113,108,127
Cash	3,746,464
Cash denominated in foreign currency (cost $231)	235
Receivable for investment securities sold	208,835
Receivable for fund shares sold	6,304
Dividends receivable	48,689
Prepaid assets	50,495
Total Assets	117,169,149
Liabilities
Accrued trustee and chief compliance officer fees	10,320
Payable for investment securities purchased	670,649
Payable for distribution fees	7,607
Payable for fund shares redeemed	223,583
Payable to investment advisor	115,032
Payable for legal	11,678
Payable for audit	8,633
Payable for fund services	10,740
Payable for printing and postage	14,034
Other payables	23,346
Total Liabilities	1,095,622
Net Assets	$116,073,527
Net assets consist of:
Paid-in capital	139,501,192
Accumulated undistributed net investment loss	(4,151,214)
Accumulated net realized loss on investments	(14,994,055)
Net unrealized depreciation on investments
and foreign currency transactions	(4,282,396)
Net Assets	$116,073,527

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
June 30, 2017
(Unaudited)

Class A Shares
Net Assets	$534,751
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	33,214
Net asset value, redemption price per share	$16.10
Maximum offering price per share, after sales load (96.25/100)	$16.73	**

Class I Shares
Net Assets	$115,538,776
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	7,136,125
Net asset value per share	$16.19
__________

*	Please refer to Note 7 for additional details.
**	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed two years of purchase.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Operations
For The Six Months Ended June 30, 2017
(Unaudited)

Investment Income
Dividends from unaffiliated companies#	$147,604
Total investment income	147,604
Expenses
Investment advisory fees (Note 3)	789,323
Transfer agent & custody fees	59,587
Fund servicing fees	50,951
Legal fees	22,492
Directors & chief compliance officer fees	21,548
Registration fees	21,095
Insurance fees	13,575
Audit fees	11,653
Printing and postage fees	10,779
Distribution fees – Class A (Note 4)	2,481
Miscellaneous fees	505
Gross expenses	1,003,989
Waiver of fees (Note 3)	(14,854)
Net Expenses	989,135
Net Investment Loss	(841,531)
Realized and unrealized gain (loss) on investments:
Net realized loss from:
Investments in unaffiliated companies	(2,652,898)
Investments in affiliated companies (Note 7)	(475,782)
Net realized loss on investments	(3,128,680)
Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	(234,363)
Investments in affiliated companies (Note 7)	(343,907)
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	(578,270)
Net realized and unrealized loss on investments	(3,706,950)
Net decrease in net assets resulting from operations	$(4,548,481)
__________

#	Net of foreign tax withholding of $4,264.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	(Unaudited)
Operations
Net investment loss	$(841,531)	$(1,383,431)
Net realized gain (loss) on investments
and foreign currency transactions	(3,128,680)	5,499,886
Net change in unrealized appreciation/
depreciation on investments and
foreign currency transactions	(578,270)	57,758,853
Net increase (decrease) in net assets
resulting from operations	(4,548,481)	61,875,308
Distributions
Net investment income – Class A	—	(61,007)
Net investment income – Class I	—	(1,983,857)
Net decrease in net assets resulting
from distributions paid	—	(2,044,864)
Capital share transactions
Subscriptions – Class A	322,885	4,124,602
Subscriptions – Class I	5,952,089	22,361,478
Distributions Reinvested – Class A	—	61,007
Distributions Reinvested – Class I	—	1,788,378
Redemptions – Class A	(4,338,755)	(535,075)
Redemptions – Class I(1)	(24,744,369)	(47,869,414)
Net decrease in net assets resulting
from capital share transactions	(22,808,150)	(20,069,024)
Total Increase (Decrease) in Net Assets	(27,356,631)	39,761,420
Net Assets
Beginning of period	143,430,158	103,668,738
End of period	$116,073,527	$143,430,158
Accumulated undistributed net investment
income/(distributions in excess of net
investment income) at end of period	$(4,151,214)	$(3,309,683)

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	(Unaudited)
Share information – Class A
Subscriptions	18,898	293,555
Distributions reinvested	—	3,806
Redemptions	(260,975)	(36,186)
Net increase (decrease) in shares	(242,077)	261,175
Beginning shares	275,291	14,116
Ending shares	33,214	275,291
Share information – Class I
Subscriptions	353,425	1,578,127
Distributions reinvested	—	111,010
Redemptions(1)	(1,502,828)	(3,795,222)
Net decrease in shares	(1,149,403)	(2,106,085)
Beginning shares	8,285,528	10,391,613
Ending shares	7,136,125	8,285,528

(1)
In the second quarter of 2017, the Aegis Value Fund satisfied redemption requests made by Class I shareholders in the amount of $2,135,465 by distributing the Fund’s portfolio securities in kind to the redeeming shareholders. The realized loss associated with this transaction was $250,055.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class A
Financial Highlights

The table below sets forth financial data for a share outstanding in Class A throughout each period:

					For the
					Period from
	For the				February 26, 2014
	Six Months				(Commencement of
	Ended		Years Ended		Operations) to
	June 30,		December 31,		December 31,
	2017		2016	2015	2014
	(Unaudited)
Per Share Data
Net asset value,
beginning of period	$16.67		$9.92	$13.09	$21.29
Income from investment operations:
Net investment loss(5)	(0.13)		(0.20)	(0.10)	(0.16)
Net realized and unrealized
gain (loss) on investments	(0.44)		7.18	(3.07)	(5.26)
Total from investment operations	(0.57)		6.98	(3.17)	(5.42)
Less distributions to
shareholders from:
Net investment income	—		(0.23)	—	—
Net realized capital gains	—		—	—	(2.78)
Total distributions	—		(0.23)	—	(2.78)
Net asset value, end of period	$16.10		$16.67	$9.92	$13.09
Total investment return(1)	-3.42	%(3)	70.41%	-24.22%	-26.01	%(3)
Ratios (to average net assets)/
Supplemental data:
Expenses after reimbursement/
recapture and fees paid(6)	1.75	%(4)	1.75%	1.75%	1.75	%(4)
Expenses before reimbursement/
recapture and fees paid	1.77	%(4)	1.76%	1.78%	1.79	%(4)
Net investment loss	(1.53	)%(4)	(1.35)%	(0.67)%	(1.04	)%(4)
Portfolio turnover(2)	8	%(3)	37%	30%	32	%(3)
Net assets at
end of period (000’s)	$535		$4,590	$140	$258
__________

(1)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is -7.04%, 63.97%, -27.06% and -28.79%, respectively.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)	Not Annualized
(4)	Annualized
(5)	Per share net investment loss was calculated prior to tax adjustment, using average shares method.
(6)	Net expense ratio is less than gross ratio due to an expense limitation agreement being in place.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class I
Financial Highlights

The table below sets forth financial data for a share outstanding in Class I throughout each period:

	For the
	Six Months
	Ended
	June 30,		Years Ended December 31,
	2017		2016		2015	2014
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$16.76		$9.96		$13.12	$21.28
Income from investment operations:
Net investment loss(1)	(0.11)		(0.15)		(0.05)	(0.15)
Net realized and unrealized
gain (loss) on investments	(0.46)		7.19		(3.11)	(5.23)
Total from investment operations	(0.57)		7.04		(3.16)	(5.38)
Less distributions to shareholders from:
Net investment income	—		(0.24)		— (6)	—
Net realized capital gains	—		—		—	(2.78)
Total distributions	—		(0.24)		—	(2.78)
Net asset value, end of period	$16.19		$16.76		$9.96	$13.12
Total investment return	-3.34	%(2)	70.81	%(5)	-24.00%	-25.82	%(5)
Ratios (to average net assets)/
Supplemental data:
Expenses after reimbursement/
recapture and fees paid	1.50	%(3)	1.50%		1.50%	1.46%
Expenses before reimbursement/
recapture and fees paid	1.48	%(3)	1.50%		1.53%	1.47%
Net investment loss	(1.28	)%(3)	(1.10)%		(0.42)%	(0.76)%
Portfolio turnover(7)	8	%(2)	37%		30%	32%
Net assets at end of period (000’s)	$115,539		$138,840		$103,529	$160,507
__________

(1)	Per share net investment loss was calculated prior to tax adjustments, using average shares method.
(2)	Not Annualized
(3)	Annualized
(4)	On October 21, 2013, the Board of Directors approved the change in the fiscal year end to December 31st.
(5)
Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Less than 0.01 per shares
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class I
Financial Highlights – (continued)

	For the Four
	Months Ended		Years Ended
	December 31,		August 31,
	2013(4)		2013	2012
Per Share Data
Net asset value, beginning of period	$20.55		$14.56	$13.16
Income from investment operations:
Net investment loss(1)	(0.06)		(0.02)	—
Net realized and unrealized gain on investments	1.50		6.02	1.40
Total from investment operations	1.44		6.00	1.40
Less distributions to shareholders from:
Net investment income	(0.03)		(0.01)	—
Net realized capital gains	(0.68)		—	—
Total distributions	(0.71)		(0.01)	—
Net asset value, end of period	$21.28		$20.55	$14.56
Total investment return	7.07	%(2)	41.23%	10.64%
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.38	%(3)	1.43%	1.47%
Expenses before reimbursement/recapture and fees paid	1.38	%(3)	1.43%	1.47%
Net investment income (loss)	(0.79	)%(3)	(0.09)%	0.02%
Portfolio turnover	13	%(2)(7)	35%	20%
Net assets at end of period (000’s)	$295,513		$295,513	$146,281
__________

(1)	Per share net investment loss was calculated prior to tax adjustments, using average shares method.
(2)	Not Annualized
(3)	Annualized
(4)	On October 21, 2013, the Board of Directors approved the change in the fiscal year end to December 31st.
(5)
Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Less than 0.01 per shares
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
June 30, 2017
(Unaudited)

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management investment company. The shares of the Aegis Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The Aegis Value Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

The Fund currently offers Class A and Class I shares. The Fund’s Class A shares commenced operations February 26, 2014. The Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. The Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security valuation.  Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees (the “Board”). In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent

Notes to Financial Statements
June 30, 2017
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such

Notes to Financial Statements
June 30, 2017
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$11,640,206	$—	$—	$11,640,206
Consumer Staples	11,169,331	—	—	11,169,331
Energy	10,381,591	—	—	10,381,591
Financials	5,221,524	—	—	5,221,524
Industrials	7,393,500	—	—	7,393,500
Information Technology	2,165,675	—	—	2,165,675
Materials	56,980,369	—	—	56,980,369
Real Estate	—	—	24,355	24,355
Telecommunication Services	8,097,646	—	—	8,097,646
Warrants
Materials	—	—	33,930	33,930
Total	$113,049,842	$—	$58,285	$113,108,127

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board. If events occur that will affect the value of the Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.

Notes to Financial Statements
June 30, 2017
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for the Aegis Value Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of June 30, 2017:

	Fair Value
	as of	Valuation	Unobservable
Investments	6/30/2017	Technique	Inputs	Range
Lion One Metals Ltd.,
Exercise Price:		Fair Valuation
$1.35, 03/12/2018	$33,930	by Advisor	Pricing Model	$0.0154

Public Service Properties		Fair Valuation	Issuer Press
Investments Ltd.	$24,355	by Advisor	Release and Stale
			Last Trade Price	$4.3632

The following is a reconciliation of the Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2017:

Investments in
Securities
Fair Value Measurement Using Significant	Period Ended
Unobservable Inputs (Level 3)	6/30/2017
Beginning Balance as of 12/31/16	$262,168
Unrealized losses included in earnings	(228,238)
Transfer into Level 3 during the period	24,355
Ending Balance as of 6/30/2017	$58,285

The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating
to assets still held at the reporting date	$(228,238)

During the period ended June 30, 2017, there were the following transfers between Level 1, Level 2 and Level 3 for the Aegis Value Fund.

Transfers	Market Value
Level 2 into Level 1	$672,406
Level 2 into Level 3	$ 24,355

The transfers from Level 2 to Level 1 were due to certain securities switching to a direct quote in an active market from an evaluated price obtained from the pricing vendor.

The transfers from Level 2 to Level 3 were due to a change to a fair valued price based on a broker quote, in accordance with the policies and procedures approved by the Board of Trustees from an evaluated price obtained from the pricing vendor.

The Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Notes to Financial Statements
June 30, 2017
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Notes to Financial Statements
June 30, 2017
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund’s class-specific expense is charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of Federal Deposit Insurance Company (”FDIC”) Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Notes to Financial Statements
June 30, 2017
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2017 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2018, that provides for an advisory fee waiver and expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.75% for Class A and 1.50% for Class I, of the Fund’s average daily net assets. During the six months ended June 30, 2017, the Advisor waived fees in the amount of $14,854 for the Fund.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.75% for Class A and 1.50% for Class I and the repayment is made within three years from the month in which the Advisor incurred the expense. As of June 30, 2017, there was $96,280 of fees available to be recovered no later than December 31, 2020, of which, $63,876, $14,018 and $18,386 are recoverable no later than December 31, 2018, 2019 and 2020, respectively for the Fund.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not an officer of the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $20,000 paid on a quarterly basis.

4. Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an

Notes to Financial Statements
June 30, 2017
(Unaudited)

4. Distribution and Service Plan – (continued)

amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Class A shares incurred $2,481 in expenses pursuant to the 12b-1 Plan for the six months ended June 30, 2017.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the six months ended June 30, 2017. There were no purchases or sales of U.S. Government securities during the period.

	Purchases	Sales
Aegis Value Fund	$10,617,842	$28,763,922

6. Distributions to Shareholders and Tax Components of Net Assets

As of December 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Aegis
Value Fund
Tax cost of Investments	$143,646,075
Unrealized appreciation	29,132,635
Unrealized depreciation	(37,670,052)
Net unrealized depreciation	(8,537,417)
Undistributed ordinary income	—
Undistributed long term gain	—
Distributable earnings	—
Other accumulated loss	(10,341,767)
Total accumulated loss	$(18,879,184)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales and PFIC mark to market adjustments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late-year loss deferrals and/or unrealized gain/(loss) on derivative positions.

As of December 31, 2016, the Aegis Value Fund had the following capital loss carryover and expirations. To the extent that each Fund realizes future net capital

Notes to Financial Statements
June 30, 2017
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

gains, those gains will be offset by any unused capital loss carryforwards in the character noted below.

	Long Term Amount	Short Term Amount	Expiration
Aegis Value Fund	2,972,391	7,004,317	Indefinite

At December 31, 2016, the Aegis Value Fund deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses and post-October capital losses, as follows:

	Late Year	Post October
	Loss	Capital Loss
Aegis Value Fund	365,059	—

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2016. The reclassifications were primarily a result of the differing book/tax treatment of distributions from real estate investment trusts and income from passive foreign investment companies and had no impact on the net assets of the Fund.

Aegis Value
Fund
Accumulated Net Investment Loss	$489,955
Accumulated Net Realized Loss	$(490,003)
Paid In Capital	$48

The tax components of dividends paid during the six months ended June 30, 2017 and the year ended December 31, 2016 were as follows:

	Six Months Ended		Year Ended
	June 30, 2017		December 31, 2016
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Aegis Value Fund	$—	$—	$2,044,864	$—

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years include the tax years ended December 31, 2013 through December 31, 2016. As of and during the year ended

Notes to Financial Statements
June 30, 2017
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files  U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of June 30, 2017 amounted to $35,558,613, representing 30.63% of net assets. A summary of affiliated transactions for the period ended June 30, 2017 is as follows:

Aegis Value Fund
	Alaska
	Communi-
	cations	Alliance One	Amerigo	Conifer		Mitcham
	Systems	International,	Resources	Holdings,	Geodrill	Industries,
	Group, Inc.	Inc.	Ltd.	Inc.	Ltd.	Inc.	Total
December 31, 2016
Balance
Shares	3,797,461	791,951	9,615,825	434,298	2,898,257	846,979
Cost	$7,365,600	$19,040,272	$6,485,020	$2,781,174	$1,527,332	$5,635,097	$42,834,495
Market Value	$6,227,836	$15,205,459	$2,414,534	$3,539,529	$5,245,421	$3,514,963	$36,147,742
Gross Additions
Shares	6,145	—	—	212,585	132,199	—
Cost	$10,032	$—	$—	$1,495,347	$196,969	$—	$1,702,348
Gross Deductions
Shares	122,858	16,303	197,936	13,316	60,673	17,434
Cost	$373,972	$688,439	$434,300	$153,292	$59,995	$237,572	$1,947,569
Proceeds	$278,787	$205,322	$84,423	$91,058	$96,225	$76,124	$831,940
June 30, 2017
Balance
Shares	3,680,748	775,648	9,417,889	633,567	2,969,783	829,545
Cost	$7,001,660	$18,351,833	$6,050,720	$4,123,229	$1,664,306	$5,397,525	$42,589,273
Market Value	$8,097,646	$11,169,331	$3,902,773	$4,530,004	$4,557,270	$3,301,589	$35,558,613
Realized gain (loss)	$55,712	$(301,816)	$(275,191)	$18,274	$121,748	$(94,509)	$(475,782)
Investment income	$—	$—	$—	$—	$—	$—	$—
__________

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

Note:	Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of an issuer’s outstanding securities).

Notes to Financial Statements
June 30, 2017
(Unaudited)

8. New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

9. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2017, events and transactions subsequent to June 30, 2017 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund have adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on February 21, 2017, the Board considered and approved the advisory agreement (the “Agreement”) between the Aegis Value Fund (“Fund”) and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”). In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) information that was all important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement

Other Information
(Unaudited)

should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

A.  Nature, Extent and Quality of Services Provided by AFC

The Trustees reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of these services.  The Trustees evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures.  They considered information regarding AFC’s resources and compensation arrangements, including its in-house research and portfolio management support capabilities and recent changes to personnel.  On the basis of these and other factors, the Trustees determined that the scope, nature and quality of the services provided by AFC to the Fund are consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided by AFC to the Fund are appropriate.

B.  The Investment Performance of the Fund

In connection with its review, the Trustees reviewed information prepared by AFC and USBFS comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds.  The Trustees considered that some of the information provided to them was derived from information made available by Morningstar (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the 1-year, 3-year, 5-year, 10-year and since inception periods ended December 31, 2016).  The Trustees also considered the Fund’s active share analysis prepared by AFC and active share percentage comparison with comparable funds, as well as portfolio manager tenure and manager ownership level comparisons of the Fund and funds in the small cap value universe.

The Trustees noted that during the one year period ended December 31, 2016, the Fund’s Class I shares returned 70.71%, and the Class A shares returned 70.41% without load, 63.97% with load. Its index benchmark, the Russell 2000 Value Index, returned 31.74% during the same period. For the three-year period ended December 31, 2016, the Class I Share had an average annual total return of -1.29%, versus the average annual total return for the Russell 2000 Value Index of 8.31%. For the five-year period, the Class I Share had an average annual total return of 10.23%, versus the average annual total return for the index of 15.07%. For the ten-year period, the Class I Share had an average annual total return of 5.63%, versus the average annual total return for the index of 6.26%. From inception on May 15, 1998 through December 31, 2016, the Class I Share has returned an average annual total

Other Information
(Unaudited)

return of 9.96% versus 8.42% for the index. From inception on February 26, 2014 through December 31, 2016, the Class A share (without load) returned -1.59%, and the Class A shares (with load) returned -2.90%, compared to the Russell 2000 Value Index, which returned 8.85% for the same period.

Based on the Fund’s comparative performance information presented at the meeting, the Board concluded that the Fund’s performance was satisfactory.

C.  AFC Profitability and Other Benefits

The Trustees reviewed AFC’s draft fiscal year 2016 income statement and balance sheet.  They considered information provided by AFC with respect to (i) the profitability of managing the Fund to the Advisor, (ii) to the extent applicable, the level of the Fund’s net assets and expenses reimbursed by the Advisor under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund, including the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients for AFC.

The Trustees determined that the Advisor’s profitability and other benefits to the Advisor from providing advisory services to the Fund are reasonable and would not preclude them from approving the renewal of the Agreement.

D.  Economies of Scale

The Trustees reviewed information regarding economies of scale and other efficiencies resulting from increases, if any, in the Fund’s asset levels and whether the existing advisory fee arrangement might require adjustment or breakpoints.  The Trustees noted that, from January 2016 to December 2016, the assets of the Fund increased from $104 million to $137 million and that the Advisor continues to reimburse expenses to the Fund under the Expense Limitation Agreement.

The Trustees determined that the Fund would have to show substantial growth in assets before any material economies of scale would be achieved and that under the current circumstances changes to the advisory fee arrangement were not warranted at this time.

E.  Comparisons of the Services to be Rendered and Fee Amounts

The Trustees reviewed the advisory fee paid to AFC and the Fund’s overall gross expense ratio and net expense ratio, and considered whether the fee was reasonable in light of the services provided and the fees charged by other advisers to peer group funds.  In evaluating the Fund’s advisory fee, the Trustees took into account the demands, complexity and quality of the investment management of the Fund.  They noted that it is not anticipated that the research process, portfolio composition methodology or general investment strategy will materially change.

Other Information
(Unaudited)

The Trustees considered that the Fund paid AFC an advisory fee of 1.20% of average daily net assets for the year ended December 31, 2016 and that other expenses for Class I shares were capped at 0.30%, for a total net expense ratio of 1.50% for Class I shares.  They considered information reflecting that the Class I shares’ actual gross expenses for the year ended December 31, 2016 were approximately 1.50%, and for the year ended December 31, 2015 were 1.53% of average daily net assets.  They considered information reflecting that other expenses for Class A shares were capped at 0.55%, for a total net expense ratio of 1.75% for Class A shares.  They considered information showing that the Class A shares’ actual gross expenses for the year ended December 31, 2016 were approximately 1.76% and for the year ended December 31, 2015 were 1.78%.  They noted that the expenses of the Class I and Class A shares above the respective caps are paid by AFC under the Expense Limitation Agreement between the Fund and AFC.  AFC reimbursed the Fund $6,001, $47,999 and $27,426 in 2016, 2015 and 2014 respectively.

The Trustees considered information showing that the median gross expense ratio of the 392 small cap value funds currently tracked by Morningstar (“Peer Group Funds”) is 1.39%, and that the median net expense ratio of the Peer Group Funds is 1.25%.  They reviewed information showing that the median management fee percentage of the Peer Group Funds is 0.84%, with an average median size of the funds being $263.5 million.  They also considered information showing that the range of net expense ratios (less 12b-1) for the Peer Group Funds was between 0.60% and 1.55%, and that the range of advisory fees for the Peer Group Funds was between 0.46% and 1.20%.  They also considered information concerning the fees charged by the Advisor to its managed accounts and the strategies employed for those accounts.  They also considered the differences between the services provided by the Advisor to those accounts and to the Fund.

The Trustees concluded that the Fund’s advisory fee was reasonable in light of the services provided by AFC, and concluded that the Fund’s overall expense ratio was reasonable.

The Aegis Funds Privacy Notice
(This information is not part of the Report)

FACTS	WHAT DOES AEGIS FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and other information including address and date of birth
• Asset and income
• Account balances and account transactions
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Aegis Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Aegis	Can you limit
	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with other financial
companies	No	We don’t share
For our affiliates’ everyday business purposes—
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—
information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-528-3780 or go to www.aegisfunds.com

The Aegis Funds Privacy Notice
(This information is not part of the Report)

Who we are
Who is providing	The Aegis Funds
this Notice?
What we do
How does	To protect your personal information from unauthorized access and
The Aegis	use, we use security measures that comply with federal law. These
Funds protect	measures include computer safeguards and secured files and buildings.
my personal
information?
How does The	We collect your personal information, for example, when you
Aegis Funds	• open an account or perform transactions
collect your	• make a transfer or tell us where to send money
personal	• tell us about your personal financial information
information?
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Aegis Financial Corporation.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Aegis Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• See Other important information.
Other important information

Non-affiliates with whom we may share information (except to permit them to market to you) can include financial companies, such as custodians, transfer agents, registered representatives and financial advisors, and nonfinancial companies, such as fulfillment, proxy voting and class action service providers.

(This Page Intentionally Left Blank.)

The Aegis Funds	Custodian
c/o U.S. Bancorp Fund Services, LLC	U.S. Bank, N.A.
615 East Michigan Street	Custody Operations
Milwaukee, Wisconsin 53202	1555 North RiverCenter Drive, Suite 302
Phone: (800) 528-3780	Milwaukee, Wisconsin 53212
www.aegisfunds.com
Administrator, Transfer Agent and Fund
Board of Trustees	Accountant
Scott L. Barbee	U.S. Bancorp Fund Services, LLC
David A. Giannini	615 East Michigan Street
Eskander Matta	Milwaukee, Wisconsin 53202
V. Scott Soler
Andrew Bacas	Independent Registered Public Accounting
Firm
Officers	BBD, LLP
Scott L. Barbee, President	1835 Market Street, 26th Floor
Sarah Q. Zhang, Treasurer/Secretary/	Philadelphia, Pennsylvania 19103
Chief Compliance Officer
Counsel
Investment Advisor	Seward & Kissel, LLP
Aegis Financial Corporation	901 K Street N.W.
6862 Elm Street, Suite 830,	Washington, DC 20001
McLean, Virgina 22101

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, Incorporated by reference to the Registrant’s Form N-CSR filed March 4, 2016.

(2) Certification the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By           /s/Scott L. Barbee
Scott L. Barbee, President

Date        September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/Scott L. Barbee
Scott L. Barbee, President

Date        September 5, 2017

By           /s/Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date        September 5, 2017